                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 31, 2003


                             BOSTON BIOMEDICA, INC.
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             (Exact Name Of Registrant As Specified In Its Charter)


                                  MASSACHUSETTS
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                 (State or Other Jurisdiction of Incorporation)

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
                     0-21615                                                         04-2652826
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             (Commission File Number)                                        (I.R.S. Employer Identification No.)


375 WEST STREET, WEST BRIDGEWATER, MA                                                 02379-1040
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(Address of Principal Executive Offices)                                               (Zip Code)
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                                 (508) 580-1900
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
           (c) Exhibits.

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

     EXHIBIT
      NUMBER       DESCRIPTION
     -------       -----------
      99.1         Press release dated March 31, 2003 of Boston Biomedica, Inc.
                   (the "Company") announcing its financial results for the fourth quarter and year ended December 31, 2002.
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ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED IN THIS ITEM 9 IS
        FURNISHED UNDER ITEM 12).

         On March 31, 2003, the Company issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2002. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

         LIMITATION ON INCORPORATION BY REFERENCE. The information furnished in this Item 9 (which is being furnished under Item 12) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

         CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS. Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2003                BOSTON BIOMEDICA, INC.



                                    By:  /s/ KEVIN W. QUINLAN
                                         --------------------------------------
                                         Kevin W. Quinlan, President, Chief
                                         Operating Officer and Treasurer


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                                  EXHIBIT INDEX

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
         EXHIBIT
         NUMBER       DESCRIPTION
         -------      -----------
          99.1        Press release dated March 31, 2003 of Boston Biomedica,
                      Inc. announcing its financial results for the fourth quarter and year ended December 31, 2002.
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